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                                                                   EXHIBIT 10.28


                      TURNKEY HOSPITAL PURCHASE AGREEMENT

1. SELLER

NEUROTECH DEVELOPMENT CORPORATION, LOCATED AT 45 ORCHARD STREET, MANHASSET, NEW YORK, 11030, USA, A REGISTERED DELAWARE CORPORATION HEREBY REFERRED TO AS THE SELLER.

2. PURCHASOR

THE ZHEN JIANG PROVINCE RIYUE MING ECONOMIC AND TRADE CO. LTD. HEREINAFTER REFERRED TO AS THE PURCHASOR.

THAT THE PURCHASOR WILL BE THE OPERATOR OF THE HOSPITAL(S), THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE PEOPLES REPUBLIC OF CHINA.

3. QUALITY STANDARDS

THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4. DESCRIPTION OF HOSPITALS

A 200 BED ACUTE CARE FACILITY WITH FULL OUTPATIENT DEPARTMENTS AND SERVICES AS WELL AS EMERGENCY SERVICES, AND EDUCATION CENTRE. THIS HOSPITAL WILL ACT IN CONJUNCTION WITH AND AS PART OF A MEDICAL COLLEGE SYSTEM, WITH A QUALIFIED TRAUMA CENTRE.

SIZE:                        150,000 SQ FEET
NUMBER OF BEDS:              200
STRUCTURE:                   PREFABRICATED CONCRETE
ALL ACUTE CARE DEPARTMENTS:  RADIOLOGY
                             EMERGENCY
                             ONCOLOGY
                             NEUROLOGY
                             ORTHOPEDIC
                             OBSTETRIC
                             GYNECOLOGY
                             PEDIATRIC
                             SURGERY
                             UROLOGY
                             INTERNAL MEDICINE
                             CARDIOLOGY
                             LABORATORY
OPERATING SYSTEMS:           ACCOUNTING
                             PURCHASING
                             MEDICAL RECORDS
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"GLOBAL HEALTH ENTERPRISES TURN KEY HOSPITALS" AS PRESENTED IN PUBLICATION
TITLED "GLOBAL HEALTH ENTERPRISES TURNKEY HOSPITALS" TO ACT AS SATELLITE HOSPITALS IN THE SURROUNDING AREAS.

SIZE: HOSPITAL 14,000 SQ. FT. SET UP WITH MAX OCCUPANCY OF 80 BEDS
      MIN OCCUPANCY 50 BEDS. # BEDS WILL VARY IN ACCORDANCE WITH LOCAL AREA REQUIREMENTS FOR OUTPATIENT SERVICES

HOSPITALS SHALL CONSIST OF: PREFABRICATED STEEL BUILDINGS
                            ALL DIAGNOSTIC AND LABORATORY EQUIPMENT (PER BOOK) OPERATING ROOM EQUIPMENT
                            EMERGENCY ROOM EQUIPMENT
                            PHARMACY EQUIPMENT
                            ALL PHARMACEUTICALS
                            ALL MEDICAL DISPOSABLES
                            COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
                            MEDICAL RECORDS SYSTEMS

CONSTRUCTION STANDARD:      USA
PHARMACEUTICAL STANDARD:    USA
EQUIPMENT STANDARD:         USA
HEALTH PRACTICE CODE:       USA

5. SERVICES PROVIDED BY SELLER

   ANCILLARY SERVICES:      STAFF TRAINING IN USA

   MEDICAL STAFF:           FULL MEDICAL STAFF
                            LABORATORY STAFF
                            ADMINISTRATIVE STAFF

   SUPPORT SERVICES ONLY:   MAINTENANCE SUPERVISOR
                            HOUSEKEEPING
                            DIETARY SUPERVISORS

6. DEPOSIT

   NORMAL DEPOSIT REQUIREMENTS ARE HEREBY WAIVED.

7. NON EXCLUSIVITY

   THE HOSPITALS ARE SOLD ON A NON EXCLUSIVE BASIS. THE NAMES "GLOBAL HEALTH" AND "NEUROTECH CORPORATION" CANNOT BE USED IN THE OPERATING NAME OF THE HOSPITAL.

8. CONTRACTUAL ORDER OF PROCEDURES

   UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF DEPOSIT, GLOBAL HEALTH TECHNICAL TEAM WILL ARRIVE AT SITE, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL.

   THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND DRAWINGS FOR EACH HOSPITAL, DEPENDENT ON POPULATION, SERVICE AREA, PUBLIC HEALTH ETC.
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    TECHNICAL STAFF ADMINISTRATOR, WILL REMAIN AND BEGIN INTERVIEWS AND
    SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

 9. APPROVALS REQUIRED

    SELLER WILL PROVIDE PURCHASOR WITH FINAL REPORT, BUDGETARY SCHEME, AND PHYSICAL MODEL FOR FINAL APPROVAL.

10. PAYMENT

    UPON PURCHASORS ACCEPTANCE OF FINAL REPORT AND MODEL, PURCHASOR'S BANK WILL OPEN BANK GUARANTY WITH THE BANK OF CHINA FOR CONSTRUCTION OF THE PROPOSED HOSPITAL(S).

11. DELIVERY TIME

    THERE IS 1 ACUTE CARE HOSPITAL IN THIS CONTRACT AND 3 MODULAR HOSPITALS WHICH WILL BE DELIVERED AND OPENED IN ACCORDANCE WITH THE FINAL SCHEDULES SET FORTH BY MUTUAL AGREEMENT BETWEEN THE PURCHASOR AND THE SELLER.

12. TRAINING

    STAFF TRAINING SHALL COMMENCE AT THE BEGINNING OF THE MANUFACTURING PROCESS.

    AIR TRANSPORTATION, EMPLOYEE SALARIES, MEALS, ARE THE RESPONSIBILITY OF THE PURCHASOR.

    TRAINING SHALL TAKE PLACE AT THE UNIVERSITY OF TEXAS, AT GALVESTON, OR ANY OTHER NEUROTECH AFFILIATED SCHOOL.

    THERE WILL BE 3 CLASSES, EACH TIMED FOR THE DELIVERY OF THE HOSPITAL(S) FOR THAT PERIOD.

13. ADMINISTRATOR

    AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 6 MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14. FINANCING

    FINANCING IS PROVIDED BY THIRD PARTY PROVIDERS, SUCH AS BANKS, INSURANCE COMPANIES, MORTGAGE COMPANIES, EQUITY INVESTORS IN ACCORDANCE WITH THE TERMS OF THE BANK GUARANTY.

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15. PURCHASOR PROVIDES

    LAND
    ROAD
    ELECTRICITY
    FRESH WATER
    SEWAGE

CONTRACT 1: PURCHASOR WILL PLACE HOSPITALS (MINIMUM 1 HECTARE/SITE)

16. PRICING

THE 200 BED ACUTE CARE FACILITY IS PRICED AT $50,000,000 USD.

EACH MODULAR HOSPITAL IS PRICED AT $15,000,000 USD INCLUSIVE OF DELIVERY AND INSTALLATION, AND TRAINING COSTS. THERE ARE 3 UNITS TOTALLING $45,000,000.

PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASOR.

TOTAL PRICE OF THIS PROJECT FOR (4) HOSPITALS IS $95,000,000 USD.

17. ENDORSEMENTS

THIS HOSPITAL PROJECT HAS BEEN SUBMITTED TO THE UNITED NATIONS WORLD COUNCIL OF PEOPLES FOR ENDORSEMENT AS A HUMANITARIAN PROJECT, AND AS SUCH MAY USE THIS ENDORSEMENT WHEN SEEKING FINANCING, AND GOVERNMENTAL APPROVAL.

18. GOVERNING LAW

THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF PEOPLES REPUBLIC OF CHINA.

19. LOCATIONS

THE HOSPITALS SHALL BE LOCATED IN THE AREAS DIRECTED BY THE MUNICIPALITY OF HANGZHOU. MODIFICATIONS IN DESIGN REQUIRED BY GEOGRAPHICAL LOCATION, WILL BE THE RESPONSIBILITY OF THE PURCHASOR.

SUCH SPECIAL CONDITIONS INCLUDE, CONSTANT POWER GENERATION, MEDICAL WASTE DISPOSAL UNIT, FLOOD PLANE, EARTHQUAKE ETC.

A SEPARATE PUBLIC HEALTH ANALYSIS WILL BE DONE FOR EACH AREA.

20. RECOGNIZED AGENTS

THE FOLLOWING AGENTS ARE RECOGNIZED AS AGENTS FOR THE SELLER:
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21. TERM OF PROJECT

THIS PROJECT IS ESTIMATED TO TAKE 3 YEARS TO COMPLETE FROM THE DATE OF INITIAL CONTRACT PAYMENT.

SO WE HEREBY COMPLETE THIS AGREEMENT AND SET FORTH OUR SIGNATURES ON THIS DATE.

AGREED


SELLER: /s/ LAWRENCE M. ARTZ                    DATE: 24 OCTOBER 99
       ---------------------------------        -------------------
       NEUROTECH DEVELOPMENT CORPORATION
       LAWRENCE M. ARTZ, VICE PRESIDENT


PURCHASOR: /s/ HUANG TANG SENG                  DATE: 24 OCTOBER 99
          ------------------------------        -------------------
          ZHEN JIANG PROVINCE RIYUEMING
          ECONOMIC AND TRADE CO LTD
          HUANG TANG SENG, VICE GENERAL
          MANAGER

AGENT: /s/ SOPHIA YAO LIU                       DATE: 24 OCTOBER 99
      ----------------------------------        -------------------
      GRACE FAME INDUSTRIAL LTD
      SOPHIA YAO LIU, PRESIDENT
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Zhen Jiang Province, Riyueming Economic and Trade Co. Ltd.
56-1 4th Section, Chaohui, Hangzhou, Zhijiang, People Republic of China

October 27, 1999 Hangzhou

Dear Mr. Artz,

Please to confirm that feasibility report from Neurotech Co. have been accepted. We plan to issue bank guaranty in period follow the Chinese New Year.
No model required for payment. Model and drawings only for authorities registration.

We look to see you and Mr. Steve in Hangzhou in next month.

Respectfully,


Huang Tang-Sheng, Vice General Manager